                                                                   Exhibit 10.49

[LOGO OF MIAMI HEAT]
================================================================================

                              SPONSORSHIP AGREEMENT

THE PARTIES TO THIS AGREEMENT, THE MIAMI HEAT LIMITED PARTNERSHIP ("HEAT" OR "MIAMI HEAT") LOCATED AT: 1 S.E. 3RD AVENUE, SUITE 2300, MIAMI, FL. 33131; SUNSHINE NETWORK ("SUNSHINE") LOCATED AT: 200 E. LAS OLAS BOULEVARD, SUITE 1290, FT. LAUDERDALE, FL. 33301; AND HYDRON TECHNOLOGIES, INC. ("HYDRON") LOCATED AT:
1001 YAMATO ROAD, SUITE 403, BOCA RATON, FL. 33431 AGREE AS FOLLOWS:

1. HYDRON shall participate as an official corporate sponsor of the MIAMI HEAT. In accordance with this status HYDRON shall have the right to use the MIAMI HEAT logo in their advertising as mutually agreed upon by HYDRON and the HEAT, with prior written consent of the HEAT which shall not be unreasonably withheld or delayed and subject to the rules, regulations, and fees of the NBA as they currently exist or from time to time may be amended.

2. HYDRON shall participate as an official sponsor of the MIAMI HEAT English Radio Network. HYDRON shall receive one (1) minute of produced advertising spots during the HEAT's English radio broadcasts based on all HEAT regular season games for the remainder of the 1996-97 season to begin on December 3, 1996 and during all pre-season and eighty-two
         (82) regular season games of the 1997-98 season. In addition, HYDRON shall be the title sponsor of the "Hydron Technologies Defensive Player of the Game" feature to take place during post-game of each of the HEAT's remaining games during the 1996-97 season and all HEAT games during the 1997-98 season. At the option of HYDRON, the title of the "Hydron Technologies Defensive Player of the Game" feature shall be changed to: "Hydron Best Defense Player of the Game."

3. HYDRON shall participate as an official sponsor of the MIAMI HEAT Hispanic Radio Network. HYDRON shall receive one (1) minute of produced advertising spots during the HEAT's Hispanic radio broadcasts based on all HEAT regular season games for the remainder of the 1996-97 season to begin on December 3, 1996 and during all pre-season and eighty-two
         (82) regular season games of the 1997-98 season. In addition, HYDRON shall be the title sponsor of the "Hydron Technologies Defensive Player of the Game" feature to take place during post-game of each of the HEAT's remaining games during the 1996-97 season and all HEAT games during the 1997-98 season. At the option of HYDRON, the title of the "Hydron Technologies Defensive Player of the Game" feature shall be changed to: "Hydron Best Defense Player of the Game."

================================================================================

Hydron Technologies Sponsorship Agreement                                Page 1

[LOGO OF MIAMI HEAT]
================================================================================

4. HYDRON agrees to purchase produced advertising spots of the same length of time as their regular season spots on both the English and Hispanic Radio Networks for any and all post-season games should the HEAT advance to the NBA Playoffs during the 1996-97 and/or 19978-98 seasons at a rate of $600.00 per game during the English broadcasts and $300.00 per game during the Hispanic broadcasts.

5. HYDRON shall participate as an in-arena advertiser with the MIAMI HEAT. HYDRON shall receive an advertising panel measuring 60' in length and 3' in height on the HEAT's courtside scorer's table signage in the Miami Arena for the 1996-97 and 1997-98 seasons. Said signage will run on a rotating schedule for a minimum of three (3) in-game televised minutes (average of six (6) in-arena minutes) during each HEAT home game with the exception of those games broadcast to a national television audience. The design, layout and content of all advertisements shall be subject to the prior written approval of the HEAT which shall not be unreasonably withheld or delayed. HYDRON shall provide the HEAT with camera-ready artwork necessary for the preparation of the signage. The HEAT shall be responsible for the costs of the original preparation and installation of the advertisements, as well as their maintenance. HYDRON shall be responsible for any replacement of the advertising panel made at its option.

6. HYDRON shall receive four (4) VIP floor seats for each remaining HEAT regular season home game beginning on November 30, 1996 and all pre-season and regular season home games during the 1997-98 season which will be located in Section 112, VIP Row, Seats 1-4. HYDRON shall have the option of purchasing these seats in the event that the HEAT advance to the NBA Playoffs during the 1996-97 and/or 1997-98 seasons at a playoff rate to be determined by the HEAT.

7. HYDRON shall participate as a sponsor of the MIAMI HEAT Magazine, the official magazine of the HEAT. HYDRON shall receive one (1) full-page four-color advertisement in each of the remaining seven (7) issues of the 1996-97 season and all nine (9) monthly issues during the 1997-98 season.

8. HYDRON shall receive a VIP Suite to include twelve (12) suite tickets and basic catering for one (1) mutually agreeable HEAT regular season home game during the 1996-97 and 1997-98 seasons.

================================================================================

Hydron Technologies Sponsorship Agreement                                Page 2

[LOGO OF MIAMI HEAT]
================================================================================

9.       HYDRON shall sponsor a product sampling night during a HEAT regular season home game during each of the 1996-97 and 1997-98 seasons. HYDRON shall have the opportunity to provide fans free samples of their products as they enter the Miami Arena on the designated game dates. The dates and elements of the promotion shall be mutually agreed upon by HYDRON and the HEAT and it will be the responsibility of HYDRON to provide all product samples with final written approval from the HEAT which shall not be unreasonably withheld or delayed.

10. HYDRON shall receive the following advertising and promotional consideration on SUNSHINE NETWORK during the MIAMI HEAT 1996-97 and 1997-98 seasons:

         A. Entitlement of the HEAT "Halftime Report" on Sunshine Network for thirty-one (31) games during the 1996-97 season from December 14, 1996 through April 18, 1997 and thirty-one
                 (31) games on SUNSHINE during the 1997-98 season to be determined by the HEAT and SUNSHINE.

         B. One (1) thirty-second (:30) commercial announcement during thirty-one (31) HEAT "Halftime Reports" on SUNSHINE during each of the 1996-97 and 1997-98 seasons to be determined by the HEAT and SUNSHINE.

         C. One (1) sixty-second (:60) commercial announcement in thirty-one (31) HEAT telecasts (to be placed on rotation during the fourth quarter) on SUNSHINE during each of the 1996-97 and 1997-98 seasons to be determined by the HEAT and SUNSHINE.

         D. One (1) opening audio/video billboard identification during the "Halftime Report" of thirty-one (31) games during each of the 1996-97 and 1997-98 seasons to be determined by the HEAT and SUNSHINE.

         E. One (1) on-air mention of the "Halftime Report" during the second quarter of thirty-one (31) HEAT telecasts on SUNSHINE during each of the 1996-97 and 1997-98 seasons to be determined by the HEAT and SUNSHINE.

         F. HYDRON shall receive a total of twenty-five (25) ten-second (:10) HEAT "Salutes" to air on SUNSHINE during the 1996-97 and 1997-98 seasons. These "Salutes", produced by SUNSHINE, will read "Hydron is a proud sponsor of the Miami HEAT on Sunshine Network." HEAT footage will be included along with HYDRON'S logo.

11. HYDRON shall agree to purchase the same amount of advertising time as the regular season at a rate of $5,312.50 per game should the HEAT advance to the NBA Playoffs during the 1996-97 and/or the 1997-98 seasons.

================================================================================

Hydron Technologies Sponsorship Agreement                                Page 3

[LOGO OF MIAMI HEAT]
================================================================================

12. As the schedule permits during the 1996-97 and 1997-98 seasons, the HEAT may schedule a sponsor appreciation trip to a HEAT NBA pre-season or regular season away game. Two executives of HYDRON, as invited by the HEAT, shall have the option of flying commercial with the designated group to participate in this sponsor appreciation program. HYDRON's designated executives would receive complimentary game tickets, hotel accommodations, and transportation.

13. The MIAMI HEAT shall endeavor to provide HYDRON with additional sponsor services, privileges and amenities. These benefits may include golf and tennis outings, sponsor functions and other programs as determined by the HEAT.

14. As all of the HEAT's Sponsorship and Promotional Agreements are required to be, this Agreement is subject to the NBA Constitution, By-Laws and Rules and Regulations as they presently exist and may from time to time be amended. HEAT has provided to HYDRON a copy of the current National Basketball Association Constitution, By-Laws and Rules and Regulations of the NBA, and convenants and agrees to promptly provide to HYDRON any and all amendments and supplements thereto.

15. The agreed upon cost of the corporate sponsorship to HYDRON is $321,250 for the 1996-97 season and $336,250 for the 1997-98 season for a two-year total of $657,500.

16. This Agreement shall not be assigned by any party without the prior written consent of the other two (2) parties.

17. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision herein shall be effective unless in writing, executed by the party charged therewith.

18. Subject to the foregoing, the term of this Agreement shall begin upon the execution hereof and shall continue through the last MIAMI HEAT regular season or playoff basketball game of the 1997-98 season. In exchange for advertising consideration in this Agreement and other consideration granted to HYDRON by the HEAT, HYDRON agrees to pay the HEAT the following amounts on the dates indicated below:

================================================================================

Hydron Technologies Sponsorship Agreement                                 Page 4

[LOGO OF MIAMI HEAT]
================================================================================



         CONTRACT YEAR        PAYMENT DATE                    AMOUNT
         -------------        ------------                    ------
         1996-97              December 20, 1996               $120,000
                              February 1, 1997                $100,625
                              April 1, 1997                   $100,625

         1997-98              October 1, 1997                 $120,000
                              December 1, 1997                $108,125
                              February 1, 1998                $108,125

         It is understood that this Agreement will automatically renew for the 1997-98 season unless written notice is given by either party between June 1, 1997 and July 1, 1997.

         The payment due dates as outlined in this agreement will serve as invoices for the said amount due. All payments are to be in receipt at the MIAMI HEAT offices on or before the specified due date. In the event that any payment under this Sponsorship Agreement by HYDRON is not made when due, then in such event, the HEAT shall provide written notice of such default to HYDRON at their principal executive offices, and HYDRON shall have the right to cure each such default by making the appropriate payment within five (5) business days from the effective date of such notice of default. The MIAMI HEAT reserves the right to charge a penalty of 18% interest per annum, or the highest rate allowed by law, on any payments that have not been received by the HEAT after the five (5) designated business days from the effective date of the notice. HYDRON shall be responsible for any taxes (other than income taxes) or similar charges imposed by any governmental entity regarding the granting of advertising or any other rights included in this agreement.

19. Any notice or other communication under the provisions of this Sponsorship Agreement shall be in writing, and shall be given by postage prepaid, registered or certified mail, return receipt requested; by hand delivery with an acknowledgment copy requested; or by the Express Mail service offered by the United States Post Office or any reputable overnight delivery service, directed to the addresses set forth above, or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein. Such notice or communication shall be effective, if sent by postage prepaid, registered or certified mail, return receipt requested, three (3) days after it is mailed within the continental United States; if sent by Express Mail or any reputable overnight delivery service, one (1) day after it is forwarded; or by hand delivery, upon receipt.

================================================================================

Hydron Technologies Sponsorship Agreement                                 Page 5

[LOGO OF MIAMI HEAT]
================================================================================

I HAVE READ THE FOREGOING AND IT CLEARLY REFLECTS OUR AGREEMENT.

Date:                                     HYDRON TECHNOLOGIES, INC.
     ------------------------------       By and Through Its
                                          Authorized Representative


                                          --------------------------------------

Date:                                     SUNSHINE NETWORK
     ------------------------------       By and Through Its
                                          Authorized Representative


                                          --------------------------------------

Date:                                     MIAMI HEAT
     ------------------------------       By and Through Its
                                          Authorized Representative


                                          --------------------------------------

================================================================================

Hydron Technologies Sponsorship Agreement                                 Page 6